SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                   FORM 8-K/A

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of Earliest Event Reported) - October 23, 2001
                                                          ----------------


                            DISTINCTIVE DEVICES, INC.
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             (Exact name of registrant as specified in its charter)


          New York                      0-2749                   13-1999951
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(State or other jurisdiction     (Commission File Number)       (IRS Employer
    of Incorporation)                                        Identification No.)


One Bridge Plaza, Ste. 100, Fort Lee, NJ 07024                   28540
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  (Address of principal executive offices)                    (zip code)


       Registrant's telephone number, including area code - (201) 363-9922
                                                            --------------

                                       N/A
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         (Former Name or Former Address, if changed since last report)


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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT
         ---------------------------------------------

          On October 23, 2001, Distinctive Devices, Inc. (the "Company) gave notice to Goldstein Lewin & Co., CPAs ("Goldstein"), which had served as the Company's independent accountants for the fiscal year ended December 31, 2000, that the Company decided not to continue the services of Goldstein. On October 23, 2001, the Company engaged Rosen Seymour Shapps Martin & Company LLP ("Rosen"), whose business address is 757 Third Avenue, New York, New York 10017-2049, to act as the Company's independent accountants for the fiscal year ending December 31, 2001. On October 22, 2001, the Company's Board of Directors had decided to effect the change in the Company's accountants based upon the desire to reduce operating costs and to have accountants located in the New York metropolitan area as the Company's executive offices had been moved to Fort Lee, New Jersey.

          Goldstein had been the independent accountants of the Company from February 5, 1998 (inception) through December 31, 2000. The reports by Goldstein to the Company's audited financial statements for the two years ended December 31, 2000 did not contain an adverse opinion or a disclaimer of opinion nor were they modified as to uncertainty, audit scope or accounting principles, except for a modification relating to a "going concern" uncertainty. During the period from the inception of the engagement through the October 23, 2001 termination of the engagement, the Company had no disagreements with Goldstein on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the Goldstein's satisfaction, would have caused it to make reference to the subject matter of the disagreement in connection with its reports. Attached as Exhibit 16.1 to this report is a letter from Goldstein confirming that there were no disagreements with the Company.

          The Company had not consulted with Rosen prior to Rosen's retention on either application of accounting principles or type of opinion Rosen might render on the Company's financial statements.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS
         ---------------------------------

          (c)  Exhibits

               16.1 Letter from Goldstein Lewin & Co., dated October 26, 2001.


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


                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        DISTINCTIVE DEVICES, INC.
                                        -------------------------
                                             (Registrant)


Dated:  October 26, 2001                By  /s/ Sanjay S. Mody
                                          -------------------------------------
                                          Sanjay S. Mody, President and CEO


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